Exhibit 10.2
EXECUTION VERSION
FIRST AMENDMENT
     FIRST AMENDMENT, dated as of March 19, 2010 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of March 18, 2010 (the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower entered into the Credit Agreement, dated as of October 23, 2009 (the “Original First Lien Credit Agreement”) with the several lenders from time to time parties thereto, the several agents parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent;
     WHEREAS, the Original First Lien Credit Agreement was amended and restated on March 18, 2010 to add the three-year Incremental Revolving Facility to the Original First Lien Credit Agreement in the form attached hereto as Exhibit A;
     WHEREAS, the Borrower entered into the Second Lien Credit Agreement, dated as of November 9, 2009 (the “Second Lien Credit Agreement”) with the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent;
     WHEREAS, the Borrower intends to issue unsecured notes the proceeds of which shall be used to repay all or a portion of the outstanding obligations under the Second Lien Credit Agreement; and
     WHEREAS, the Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement shall be amended as set forth herein;
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     SECTION 2. Amendments. (a) Section 1.1 of the Credit Agreement is hereby amended as follows:
          (i) by adding the following new definitions, to appear in proper alphabetical order:
          “Available Liquidity”: on any date of determination, the sum, without duplication, of (i) the cash and Cash Equivalents which are not subject to any Liens (other than (a) Liens in favor of the Collateral Agent on behalf of the Secured Parties, (b) Liens permitted by Section 7.3(c)(ii) and (c) inchoate Liens arising by operating of law which are not the subject of enforcement actions) held by the Borrower and its Subsidiaries on such date and (ii) the aggregate amount of the Available Revolving Commitments of all Revolving Lenders on such date.

          “First Amendment”: the First Amendment to this Agreement, dated as of the First Amendment Effective Date.
          “First Amendment Effective Date”: the date on which the conditions precedent set forth in clauses (i) and (ii) of Section 4 of the First Amendment shall have been satisfied, which date is March 19, 2010.
          “Permitted Notes”: unsecured notes issued by the Borrower in a principal amount of not less than $350,000,000 with a scheduled maturity date not earlier than one year after the Maturity Date and with customary market terms for comparable high-yield instruments.
          “Unsecured Note Indenture”: the Indenture between the Borrower, as issuer, certain of its Subsidiaries, as guarantors, and the trustee named therein, under which the Permitted Notes are issued.
          (ii) by deleting the phrase “, the Intercreditor Agreement” from the definition of “Loan Documents”;
          (iii) by deleting the definition of “Maturity Date” and substituting in lieu thereof the following:
     “Maturity Date”: with respect to any Term Loan, the fifth anniversary of the Closing Date.
          (iv) by deleting the definition of “Permitted Second Lien Indebtedness” in its entirety.
     (b) Section 2.4 of the Credit Agreement is hereby amended by deleting the parenthetical beginning with “(it being understood that” appearing in clauses (a) and (b) thereof in its entirety.
     (c) Section 2.9(a) of the Credit Agreement is hereby amended by deleting the parenthetical in the second line thereof and inserting in lieu thereof “(excluding any Excluded Issuance and any Indebtedness permitted by Section 7.2(a) through (s), but in the case of Indebtedness permitted by Section 7.2(m) only to the extent the Net Cash Proceeds are applied to prepay the outstanding obligations under the Second Lien Credit Agreement)”.
     (d) Section 2.20 of the Credit Agreement is hereby amended by deleting the phrase “and there shall be not more than 3 requests for Incremental Facilities” therefrom and by inserting the phrase “at any one time outstanding” following the phrase “$200,000,000” therein.
     (e) Section 2.21 of the Credit Agreement is hereby deleted in its entirety and the phrase “[Reserved]” substituted in lieu thereof.
     (f) Section 4.4 of the Credit Agreement is hereby amended by deleting the phrase “and the Second Lien Term Loans” in the parenthetical thereof.
     (g) Section 7.2 of the Credit Agreement is hereby amended as follows:

          (i) by deleting clause (m) thereof and substituting in lieu thereof the following:
“(m) (i) unsecured Indebtedness of the Borrower in respect of the Permitted Notes; provided that any Net Cash Proceeds from the issuance of the Permitted Notes shall first be applied to repay obligations outstanding under the Second Lien Credit Agreement and then any amounts in excess of the amount required to prepay all obligations under the Second Lien Credit Agreement shall be applied as a prepayment of the Term Loans in accordance with Section 2.9(a) until the Term Loans have been repaid in full and (ii) unsecured Guarantee Obligations of any Guarantor in respect of such Indebtedness.”
             (ii) by adding to clause (s) thereof (A) the phrase “, (m)” after the phrase “(f)” in the fourth line thereof, (B) replacing the phrase “or” after the phrase “(p)” in the fourth line thereof with a comma and (C) adding the phase “or (t)” after the phase “(q)” in the fourth line thereof.
     (h) Section 7.3(v) of the Credit Agreement is hereby deleted in its entirety and the phrase “[Reserved]” substituted in lieu thereof.
     (i) Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (d) thereof and substituting therefor a comma and (ii) inserting the following clause (f) after clause (e) thereof:
“and (f) after the Term Loans have been repaid in full and if no Default or Event of Default has occurred and is continuing or would result therefrom, (i) the Company and any Subsidiary may make Restricted Payments in an amount not to exceed (A) $100,000,000 for the period from the First Amendment Effective Date through March 31, 2011, (B) $75,000,000 for the period from April 1, 2011 through March 31, 2012 and (C) $75,000,000 for the period from April 1, 2012 through March 31, 2013, provided that the unused amount of any Restricted Payments permitted to be made during any period specified in clauses (A) through (C) above and not made during such period may be carried over and used during any subsequent period (including at any time after March 31, 2013) and (ii) on or after March 31, 2011, the Company and any Subsidiary may make additional Restricted Payments in an aggregate amount not to exceed $100,000,000, provided that, after giving pro forma effect to the making of any Restricted Payment under this clause (ii), (A) the Consolidated Leverage Ratio, recomputed for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements are available, is less than 1.5 to 1.0 and (B) the Available Liquidity of the Borrower and its Subsidiaries is greater than $1,000,000,000”
     (j) Section 7.11 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting therefor the following:
“(c) (i) the Unsecured Note Indenture and any Guarantee Obligations with respect thereto or any Permitted Refinancing Indebtedness in respect thereof (provided that the prohibition or limitation contained therein is no less favorable than that which exists in the Unsecured Note Indenture) and (ii) any agreement governing any Indebtedness existing as of the Closing Date and any agreement governing any Permitted Refinancing Indebtedness of such Indebtedness existing as of the Closing Date (provided that the prohibition or limitation contained therein is no less favorable to the Lenders than that which exists in the agreement governing such Indebtedness as of the Closing Date);”

     (k) Section 7.12 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:
“(i) any restrictions existing under the Loan Documents, the Unsecured Note Indenture and any agreement governing Permitted Refinancing Indebtedness in respect thereof (provided that the prohibition or limitation contained therein is no less favorable to the Lenders than that which exits in the Unsecured Note Indenture) and any agreement governing any Indebtedness existing as of the Closing Date and any agreement governing any Permitted Refinancing Indebtedness of such Indebtedness existing as of the Closing Date (provided that the prohibition or limitation contained therein is no less favorable to the Lenders than that which exists in the agreement governing such Indebtedness as of the Closing Date)”
     (l) Section 7.15 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:
“7.15. Optional Payments and Modifications in respect of Certain Indebtedness. (a) Make or offer to make any payment, prepayment, repurchase or redemption of or otherwise defease or segregate funds with respect to the Permitted Notes or any Permitted Refinancing Indebtedness in respect thereof other than (i) scheduled payments of interest, (ii) refinancings thereof to the extent permitted by Section 7.2 and (iii) repurchases or redemptions of the Permitted Notes or any Permitted Refinancing Indebtedness in respect thereof in an aggregate amount not to exceed 10% of the original face amount of the Permitted Notes in any fiscal year of the Borrower, provided that (A) after giving pro forma effect to any such repurchase or redemption, the Consolidated Leverage Ratio, recomputed for the most recently ended period of four consecutive fiscal quarters of the Borrower for which financial statements are available, is less than 1.5 to 1.0 and (B) no Default or Event of Default has occurred and is continuing or would result from such repurchase or redemption or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Unsecured Note Indenture or the documents governing any Permitted Refinancing Indebtedness in respect thereof in a manner that is materially adverse to the Lenders.”
     (m) Section 8.1(j) of the Credit Agreement is hereby amended by deleting the word “or” at the end thereof.
     (n) Section 8.1(k) of the Credit Agreement is hereby deleted in its entirety.
     (o) Section 9.11(c) of the Credit Agreement is hereby deleted in its entirety.
     (p) Section 10.1(b) of the Credit Agreement is hereby amended by deleting the phrase “the Intercreditor Agreement and” and the phrase “the Intercreditor Agreement or” in each place where such phrase appear in such Section.

     SECTION 3. Acknowledgement and Authorization.
     (a) Acknowledgement. The Lenders party hereto hereby acknowledge and approve, effective as of March 19, 2010, the addition of the revolving credit facility with an expiration date of March 18, 2013, including all of the specific terms and provisions set forth in the Credit Agreement attached hereto as Exhibit A.
     (b) Prepayment of Second Lien Credit Agreement Obligations. If upon issuance of the Permitted Notes the Net Cash Proceeds of the Permitted Notes are not sufficient to prepay the obligations with respect to the Second Lien Credit Agreement in full, the Lenders party hereto hereby authorize the Borrower to prepay such obligations with cash on the balance sheet of the Borrower.
     (c) Waiver. The Lenders party hereto hereby waive the requirements of Sections 2.8 and 2.18 of the Credit Agreement with respect to any prepayments of the Term Loans with the Net Cash Proceeds from the issuance of the Permitted Notes.
     (d) Termination of Intercreditor Agreement. The Lenders party hereto hereby authorize the Administrative Agent and the Collateral Agent to terminate the Intercreditor Agreement upon the prepayment in full of the Indebtedness outstanding under the Second Lien Credit Agreement in a manner which requires the Second Lien Agent to release the second priority liens granted with respect to such Indebtedness. Upon termination of the Intercreditor Agreement, Section 8.17 of the Guarantee and Collateral Agreement shall be deemed deleted in its entirety.
     SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the conditions precedent set forth in the following clauses (i) and (ii) have been satisfied or waived:
            (i) the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders; and
            (ii) the Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party;
   provided that the amendments set forth in Section 2 hereof (other than under clause (d) of Section 2) shall only become effective when the Administrative Agent shall have received evidence reasonably satisfactory to it that the Permitted Notes shall have been (or shall substantially contemporaneously be) issued pursuant to the terms of the Unsecured Note Indenture.
     SECTION 5. Fees. The Borrower shall pay to the Administrative Agent, on the Amendment Effective Date if this Amendment becomes effective prior to 2:00 p.m., New York City time, and on the Business Day following the Amendment Effective Date if this Amendment becomes effective after 2:00 p.m., New York City time, for distribution to each Lender which has delivered an executed copy of this Amendment to the Administrative Agent on or prior to the consent deadline for this Amendment, an amendment fee equal to 0.10% of such Lender’s Revolving Commitments and outstanding Term Loans, as applicable.
     SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
     (b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
     (c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
     SECTION 7. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     SECTION 8. Representations and Warranties. The Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by materiality, such representation is true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
     SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
     SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010
GREYROCK CDO Limited
By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010
LANDMARK VII CDO Limited
By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010
LANDMARK VIII CLO Limited
By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ARTIO GLOBAL MANAGEMENT LLC on behalf of

ARTIO GLOBAL HIGH INCOME FUND
By:	/s/ Raffiele J. Senese Jr.
	Name:	Raffiele J. Senese Jr.
	Title:	Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Ariel Reinsurance Company Ltd.
BlackRock Senior High Income Fund, Inc.
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
Adfam Investment Company LLC
Master Senior Floating Rate LLC
Missouri State Employees’ Retirement System
BlackRock Fixed Income Portable Alpha Master Series Trust
Senior Loan Portfolio
BlackRock Senior Floating Rate Portfolio

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signator

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Carlyle High Yield Partners VI, Ltd
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended and
Restated Credit Agreement, dated as of
March 18, 2010

Carlyle High Yield Partners VI, Ltd
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Carlyle High Yield Partners VII, Ltd
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended
and Restated Credit Agreement, dated as of March
18, 2010

Carlyle High Yield Partners VIII, Ltd
(Name of Lender)

By:	/s/ Linda pace
	Name:	Linda Pace
Tide: Managing Director

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Carlyle High Yield Partners IX, Ltd
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Carlyle High Yield Partners X, Ltd
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Carlyle Credit Partners Financing I, Ltd.
(Name of Lender)

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 CONTINENTAL CASUALTY COMPANY (Name of Lender)
By:	/s Marliou R. McGirr
	Name:	Marliou R. McGirr
	Title:	Vice President and Assistant Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD

By:	GOLUB CAPITAL MANAGEMENT LLC, as
Collateral Manager

By:	/s/ Chris Jamieson Name: Chris Jamieson
Title: Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
By:	GOLUB CAPITAL INCORPORATED, as
Collateral Manager

By:	/s/ Chris Jamieson
Name Chris Jamieson
	Title:	Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 Fraser Sullivan CLO II Ltd.
By:	Fraser Sullivan Investment Management, LLC, As Collateral Manager

By:	/s/ Tighe P. Sullivan
	Name:	Tighe P. Sullivan
	Title:	Managing Partner

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management, LLC, As Collateral Manager

By:	/s/ Tighe P. Sullivan
	Name:	Tighe P. Sullivan
	Title:	Managing Partner

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

UBS Loan Finance LLC (Name of Lender)

By:	/s/ Iria R. Otsa
	Name:	Iria R. Otsa
	Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director Banking Products Services, US

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD.
(Name of Lender)

By: Anchorage Advisors, L.L.C.
Its Investment Manager

By:	/s/ Kevin Ulrich Name: Kevin Ulrich
Title: Chief Executive Officer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ANCHORAGE CROSSOVER CREDIT FINANCE, LTD.
(Name of Lender)

By: Anchorage Advisors, L.L.C.
Its Investment Manager

By:	/s/ Kevin Ulrich Name: Kevin Ulrich
Title: Chief Executive Officer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ARES VR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

ARES VIII CLO LTD.

BY: ARES CLO MANAGEMENT VIII, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIII, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

ARES IX CLO LTD.

BY: ARES CLO MANAGEMENT IX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP IX, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

ARES X CLO LTD.

BY: ARES CLO MANAGEMENT X, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP X, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

ARES XI CLO LTD.

BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

BY: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGING MANAGER

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB-ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

BY:	ARES MANAGEMENT LLC, ITS MANAGING MANAGER

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

ARES INSTITUTIONAL LOAN FUND B.V.

By:	ARES MANAGEMENT LIMITED, ITS INVESTMENT ADVISOR

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

DF US BD HOLDINGS LLC

By:	/s/ Americo Cascella
Name: Americo Cascella
Title: Authorized Signatory

DF US BD HOLDINGS I-B LLC

By:	/s/ Americo Cascella Name: Americo Cascella
Title: Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Barclays Bank PLC
As Lender

By:	/s/ Craig Malloy Name: Craig Malloy
Title: Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ASSOCIATED BRITISH FOODS PENSION SCHEME
(Name of Lender)

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein
Name: Scott Klein
Title: Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

BEACH POINT LOAN MASTER FUND, LP
As Lender

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein Name: Scott Klein
Title: Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

NEW MEXICO EDUCATIONAL RETIREMENT BOARD As Lender

By: Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein Name: Scott Klein
Title: Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 POST AGGRESSIVE CREDIT MASTER FUND, LP As Lender
By:	Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein
	Name:	Scott Klein
	Title:	Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 POST TOTAL RETURN MASTER FUND, LP As Lender
By:	Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein
	Name:	Scott Klein
	Title:	Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 ROYAL MAIL PENSION PLAN As Lender
By:	Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein
	Name:	Scott Klein
	Title:	Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 VIRGINIA RETIREMENT SYSTEM As Lender
By:	Beach Point Capital Management LP
Its Investment Manager

By:	/s/ Scott Klein
	Name:	Scott Klein
	Title:	Senior Portfolio Manager

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010
Grand Central Asset Trust, STK Series
(Name of Lender)

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 CHGO Loan Funding Ltd.
By:	Chicago Fundamental Investment Partners, LLC, as
Collateral Manager
(Name of Lender)

By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Commonwealth of Massachusetts Pension Reserves
Investment Management Board

By:	Pyramis Global Advisors Trust Company, as
Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 Illinois Municipal Retirement Fund
By:	Pyramis Global Advisors Trust Company, as
Investment Manager under Power of Attorney

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust

By:	Pyramis Global Advisors Trust Company, as
Investment Manager

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 Pyramis Floating Rate High Income Commingled Pool
By:	Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Variable Insurance Products Fund V: Strategic Income Portfolio

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended and
Restated Credit Agreement, dated as of March 18, 2010

Fidelity Advisor Series I: Fidelity Advisor Floating
Rate High Income Fund

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Deputy Treasurer

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Grand Central Asset Trust, STK Series
(Name of Lender)
By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Hartford Institutional Trust, on behalf of its
Floating Rate Bank Loan Series

By: Hartford Investment Management Company
Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Hartford Series Fund, Inc., on behalf of Hartford
High Yield HLS Fund

By: Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Hartford Series Fund, Inc., on behalf of Hartford
Total Return Bond HLS Fund

By: Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Hartford Investment Management Company

By: Hartford Investment Management Company
Its Agent and Attorney-in-Fact

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Hartford Mutual Funds, Inc., on behalf of
The Hartford Total Return Bond Fund

By: Hartford Investment Management Company
Its Subadvisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

The Hartford Mutual Funds, Inc., on behalf of The
Hartford High Yield Fund

By: Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

The Investment and Administrative Committee of The
Walt Disney Company Sponsored Qualified Benefits
Plans and Key Employees Deferred Compensation and
Retirement Plan

By: Hartford Investment Management Company
Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

The Hartford Mutual Funds, Inc., on behalf of The
Floating Rate Fund

By: Hartford Investment Management Company
Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

The Hartford Mutual Funds, Inc., on behalf of The
Hartford Strategic Income Fund

By: Hartford Investment Management Company
Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

State Board of Administration of Florida

By: Hartford Investment Management Company
Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

HB Onshore Fund, LLC
(Name of Lender)

By: Highbridge Capital Management, LLC as Trading
Manager and not in its individual capacity

By:	/s/ Marc Creatore
	Name:	Marc Creatore
	Title:	Director of Operations

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 J. P. Morgan Whitefriars Inc. (Name of Lender)
By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney-in-Fact

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 KKR Financial Holdings III, LLC (Name of Lender)
By:	/s/ Sue Wawrzycki
	Name:	Sue Wawrzycki
	Title:	Authorized Signatory

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended and
Restated Credit Agreement, dated as of March 18, 2010

Oregon Public Employees Retirement Fund
(Name of Lender)

By:	/s/ Sue Wawrzycki
Name: Sue Wawrzycki
Title: Authorized Signatory

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Future Fund Board of Guardians
By: Sankaty Advisors, LLC, as
Its Investment Advisor

By:	/s/ Alan Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Sankaty Senior Loan Fund, L.P.

By:	/s/ Alan Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

Prospect Funding I, LLC

By:	/s/ Alan Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer Assistant Secretary

Signature page to First Amendment dated as of March
19, 2010 to the Lear Corporation Amended and Restated
Credit Agreement, dated as of March 18, 2010

(Name of Lender)

By:
Name:
Title:

OAK HILL CREDIT PARTNERS III, LIMITED,	OAK HILL CREDIT PARTNERS IV, LIMITED,
As Lender	As Lender

By: Oak Hill CLO Management III, LLC	By: Oak Hill CLO Management IV, LLC
As Investment Manager	As Investment Manager

By: /s/ Scott Krase Name: Scott D. Krase	By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person	Title: Authorized Person

OAK HILL CREDIT PARTNERS V, LIMITED,	OHA PARK AVENUE CLO I, LTD.,
As Lender	As Lender

By: Oak Hill Advisors, L.P.	By: Oak Hill Advisors, L.P.
As Portfolio Manager	As Investment Manager

By: /s/ Scott Krase Name: Scott D. Krase	By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person	Title: Authorized Person

FUTURE FUND BOARD OF GUARDIANS,	GMAM GROUP PENSION TRUST I,
As Lender	As Lender

By: Oak Hill Advisors, L.P.	By: STATE STREET BANK AND TRUST
As Investment Manager	COMPANY,
solely as Trustee

By: /s/ Scott Krase	As Investment Manager
Name: Scott D. Krase
Title: Authorized Person
By: /s/ Timothy Norton Name: Timothy Norton
Title: Officer

OHA FINLANDIA CREDIT FUND,	OHSF II FINANCING, LTD.,
As Lender	As Lender

By: /s/ Scott Krase Name: Scott D. Krase	By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person	Title: Authorized Person

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended and
Restated Credit Agreement, dated as of March 18, 2010

(Name of Lender)

By:
Name:
Title:

LERNER ENTERPRISES, LLC,		OAK HILL CREDIT OPPORTUNITIES
As Lender		FINANCING, LTD., as a Lender

By:	Oak Hill Advisors, L.P.	By: /s/ Scott Krase
	as advisor and attorney-in-fact to	Name: Scott D. Krase
	Lerner Enterprises, LLC	Title: Authorized Person

By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person

OREGON PUBLIC EMPLOYEE RETIREMENT	STICHTING PENSIOENFONDS METAAL
FUND, as Lender	EN TECHNIEK, as a Lender

By: Oak Hill Advisors, L.P.	By: Oak Hill Advisors, L.P.
as Investment Manager	As Investment Manager

By: /s/ Scott Krase Name: Scott D. Krase	By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person	Title: Authorized Person

STICHTING PENSIOENFONDS VAN DE	STICHTING MN SERVICES US HIGH
METALEKTRO (PME), as a Lender	YIELD FONDS, as a Lender

By: Oak Hill Advisors, L.P.	By: Oak Hill Advisors, L.P.
As Investment Manager	As Investment Manager

By: /s/ Scott Krase Name: Scott D. Krase	By: /s/ Scott Krase Name: Scott D. Krase
Title: Authorized Person	Title: Authorized Person

Signature page to First Amendment dated as of
March 19, 2010 to the Lear Corporation Amended and
Restated Credit Agreement, dated as of March 18, 2010

PIONEER BOND FUND
PIONEER FLOATING RATE FUND
PIONEER FLOATING RATE TRUST
PIONEER STRATEGIC INCOME FUND
PIONEER BOND VCT PORTFOLIO

By:	Pioneer Investment Management, Inc.
Its Advisor

By:	/s/ Kurt W. Florian, Jr.
Kurt W. Florian, Jr.
Vice President Counsel

DOCTORS PENSION SURGEONS FUND DOCTORS PENSION GENERAL PRACTITIONERS
By:	Pioneer Investment Management, Inc.
Its Advisor

By:	/s/ Kurt W. Florian, Jr.
Kurt W. Florian, Jr.
Vice President Counsel

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 RC Opportunity Fund Ltd.
By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	/s/ William J. Heffron
William J. Heffron
Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 CAVALRY CLO I, LTD
By:	Regiment Capital Management, LLC
as its Investment Advisor

By:	Regiment Capital Advisors, LP
its Manager and pursuant to delegated
authority

By:	Regiment Capital Advisors, LLC
its General Partner

By:	/s/ William J. Heffron
William J. Heffron
Authorized Signatory

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 SANDELMAN FINANCE 2006-1, Ltd,
By:	MERCER PARK, LP
as COLLATERAL MANAGER LENDER

(Name of Lender)
By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Credit

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

This consent is made severally and not jointly by the following Lenders, acting in each case through the undersigned investment advisor or investment sub-advisor:

T. Row Price Institutional Floating Rate Fund

Penn Series Funds, Inc. — Flexibly Managed Fund

ING Investors Trust — ING T. Rowe Price Capital Appreciation Portfolio

IAM National Pension Fund

John Hancock Funds II — Spectrum Income Fund

T. Rowe Price Institutional Common Trust Fund — T. Rowe Price Capital Appreciation Trust

Lucent Technologies Inc. Master Pension Trust

ACE Tempest Reinsurance Limited

ACE Tempest Life Reinsurance Limited

John Hancock Trust — Capital Appreciation Value Trust

T. Rowe Price High Yield Fund, Inc.

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Institutional High Yield Fund

John Hancock Trust — Spectrum Income Trust

By:	T. Rowe Price Associaties, Inc. as investment
advisor or investment sub-advisor, as applicable:

By:	Jonathan D. Siegel
	Name:	Jonathan D. Siegel
	Title:	Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 BELL ATLANTIC MASTER TRUST
By:	TCW Asset Management Company,
As Investment Manager

By:	/s/ Stephen Suo
Stephen Suo
Senior Vice President

By:	/s/ G. Wayne Hosang
G. Wayne Hosang
Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010 FARAKER INVESTMENT PTE LTD.
By:	TCW Asset Management Company,
as Manager

By:	/s/ Stephen Suo
	Name:	Stephen Suo
	Title:	Senior Vice President

By:
	Name:	G. Wayne Hosang
	Title:	Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

ILLINOIS STATE BOARD OF INVESTMENT

By:	TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

TCW Credit Opportunities Fund, L.P.

By:	TCW Asset Management Company, as Manager

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

TCW CREDIT OPPORTUNITIES FUND I B, L.P.

By:	TCW Asset Management Company as Manager

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

TCW Senior Secured Floating Rate Loan Fund, LP.

By:	TCW Asset Management Company as its Investment

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

TCW Senior Secured Loan Fund , LP

By:	TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Palmetto Investors Master Fund, LLC.

By:	TCW Asset Management Company, As its Managing Member

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

WEST BEND MUTUAL INSURANCE COMPANY

By:	TCW Asset Management Company, as its Investment Advisor

By:	/s/ Stephen Suo Name: Stephen Suo
Title: Senior Vice President

By:	/s/ G. Wayne Hosang Name: G. Wayne Hosang
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

TCW Absolute Return Credit Fund, L.P.

By:	TCW Asset Management Company, its Investment Manager

By:	/s/ Melissa V. Weiler Name: Melissa V. Weiler
Title: Managing Director

By:	/s/ Steven M. Koehler Name: Steven M. Koehler
Title: Senior Vice President

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

USB AG, Stamford Branch

(Name of Lender)

By:	/s/ Janice Randolph Name: Janice Randolph
Title: Director Banking Products Service US

Signature page to First Amendment dated as of March 19, 2010 to the Lear Corporation Amended and Restated Credit Agreement, dated as of March 18, 2010

Each of the persons listed on Annex A severally but not jointly, as Lender

By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Donald M. Caiazza Name: Donald M. Caiazza
Title: Vice President & Counsel

ACKNOWLEDGEMENT AND CONSENT
     Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of March 19, 2010 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Amended and Restated Credit Agreement, dated as of March 18, 2010 (the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (the “Administrative Agent”), and agrees with respect to each Loan Document to which it is a party:
     (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and
     (b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continue in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Loan Documents.
[Remainder of page intentionally left blank.]

[LOAN PARTIES]
By
Name:
Title:

LEAR #50 HOLDINGS, LLC
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer of Lear South American Holdings Corporation, sole member of Lear #50 Holdings, LLC of Lear South American Holdings Corporation, sole member of Lear #50 Holdings, LLC

LEAR ARGENTINE HOLDINGS CORPORATION #2
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR AUTOMOTIVE DEARBORN, INC.
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR AUTOMOTIVE MANUFACTURING, LLC
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR CORPORATION (GERMANY) LTD.
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR CORPORATION EEDS AND INTERIORS
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR CORPORATION GLOBAL DEVELOPMENT, INC.
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR EEDS HOLDINGS, LLC
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer of Lear Argentine Holdings Corporation #2, sole member of Lear EEDS Holdings, LLC

LEAR EUROPEAN OPERATIONS CORPORATION
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR HOLDINGS, LLC
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer of Lear Argentine Holdings Corporation #2, sole member of Lear Holdings, LLC

LEAR INVESTMENTS COMPANY, L.L.C.
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR MEXICAN HOLDINGS CORPORATION
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR MEXICAN HOLDINGS LLC
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer of Lear Mexican Holdings Corporation, sole member of Lear Mexican Holdings, L.L.C.

LEAR MEXICAN SEATING CORPORATION
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR OPERATIONS CORPORATION
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR SEATING HOLDINGS CORP. #50
By:	/s/ Matthew J. Simoncini
	Name:	Matthew J. Simoncini
Title: President and Principal Executive Officer & Principal Finance & Accounting Officer

LEAR SOUTH AMERICAN HOLDINGS CORPORATION

By:	/s/ Matthew J. Simoncini

	Name:	Matthew J. Simoncini
	Title:	President and Principal Executive Officer &
Principal Finance and Accounting Officer

LEAR TRIM L.P.
By:	/s/ Matthew J. Simoncini

	Name:	Matthew J. Simoncini
	Title:	President and Principal Executive Officer &
Principal Finance and Accounting Officer of
Lear Mexican Holdings Corporation, sole
member of Lear Mexican Holdings, L.L.C.,
general partner of Lear Trim L.P.

RENOSOL SEATING, LLC
By:	/s/ Matthew J. Simoncini

	Name:	Matthew J. Simoncini
	Title:	President and Principal Executive Officer &
Principal Finance and Accounting Officer